Exhibit 10.27

EXECUTION COPY

PREEMPTIVE RIGHTS AGREEMENT

Preemptive Rights Agreement (this “Agreement”), dated as of July 30, 2004, by and among Oak Hill Capital Partners, L.P., a Delaware limited partnership, Oak Hill Capital Management Partners, L.P., a Delaware limited partnership, OHCP DR Co-Investors, LLC, a Delaware limited liability company, (collectively, the “Class A Members”), Duane Reade Shareholders, LLC (formerly known as Rex Corner Holdings, LLC), a Delaware limited liability company (“Parent”), Duane Reade Holdings, Inc. (formerly known as Rex Corner Holdings, Inc.), a Delaware corporation (“Holdings”), Duane Reade Inc., a Delaware corporation and wholly-owned subsidiary of Holdings (the “Company”), Anthony J. Cuti (the “Chairman”) and certain other members of the management of the Company listed on Schedule 1 hereto (as such Schedule may be updated from time to time and together with the Chairman, the “Management Stockholders”).

WHEREAS, on December 22, 2003, Duane Reade Acquisition Corp. (formerly known as Rex Corner Acquisition Corp.), Parent and the Company entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”), pursuant to which Duane Reade Acquisition will merge into the Company, a Delaware corporation, with the Company as the surviving corporation;

WHEREAS, immediately following consummation of the transactions contemplated by the Merger Agreement, the members of Parent will be the Class A Members and the Class B Member;

WHEREAS, immediately following consummation of the transactions contemplated by the Merger Agreement, the Management Stockholders will be granted options to purchase Common Stock (“Options”) pursuant to the Duane Reade Holdings 2004 Management Stock Option Plan (the “Option Plan”) and certain other members of management will be awarded shares of phantom stock (the “Phantom Stock” and each holder of Phantom Stock, a “Phantom Stockholder”) pursuant to the Company Phantom Stock Plan;

WHEREAS, the parties wish to afford the Management Stockholders certain preemptive rights in order to preserve the relative rights afforded in (a) the Amended and Restated Limited Liability Company Operating Agreement of Parent, dated as of the date hereof, by and among Oak Hill Capital Partners, L.P., Oak Hill Capital Management Partners, L.P., OHCP DR Co-Investors, LLC and the Chairman (the “LLC Agreement”) and the (b) Stockholders and Registration Rights Agreement, dated as of date hereof, by and among Holdings, Parent and the Management Stockholders (the “Stockholders Agreement”), all as more fully set forth herein.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1                                 Definitions.  As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Agreement” shall have the meaning set forth in the Preamble.

“Board of Directors” shall mean the Board of Directors of the Issuing Party, as applicable.

“Business Day” shall have the meaning set forth in the Stockholders Agreement.

“Chairman’s Percentage Interest” shall mean the sum of (a) the Chairman Transfer Percentage plus (b) a quotient obtained by dividing (i) the number of shares of Common Stock owned by the Chairman, by (ii) the aggregate number of issued and outstanding Shares.

“Chairman Transfer Percentage” shall have the meaning set forth in the Stockholders Agreement.

“Chosen Court” shall have the meaning set forth in Section 3.6.

“Class A Members” shall have the meaning set forth in the Preamble.

“Class B Member” shall have the meaning set forth in the LLC Agreement.

“Class A Representative” shall have the meaning set forth in the LLC Agreement.

“Class A Units” shall have the meaning set forth in the LLC Agreement.

“Class B Units” shall have the meaning set forth in the LLC Agreement.

“Common Stock” shall have the meaning set forth in the Stockholders Agreement.

“Employment Agreement” shall have the meaning set forth in the LLC Agreement.

“Governmental Authority” shall have the meaning set forth in the Stockholders Agreement.

“IPO Effectiveness Date” shall have the meaning set forth in the Stockholders Agreement.

“Issuing Party” shall mean the Company, Holdings, Parent or any Subsidiary of Parent as the issuer of Subject Securities.

“LLC Agreement” shall have the meaning set forth in the Recitals.

“Management Committee” shall mean the Management Committee of the Issuing Party, as applicable.

“Management Stockholders” shall have the meaning set forth in the Preamble.

“Merger Agreement” shall have the meaning set forth in the Recitals.

“Notice of Proposed Issuance” shall have the meaning set forth in Section 2.3.

“Option Plan” has the meaning set forth in the Recitals.

“Options” has the meaning set forth in the Recitals.

“Percentage Interest” shall (a) as to any Management Stockholder other than the Chairman, have the meaning set forth in the Stockholders Agreement and (b) as to the Chairman, mean the Chairman Percentage Interest.

“Person” shall have the meaning set forth in the Stockholders Agreement.

“Phantom Stock” shall have the meaning set forth in the Recitals.

“Phantom Stockholder” shall have the meaning set forth in the Recitals and shall refer to the individuals listed on Schedule 2 hereof.

“Securities Act” shall mean the United States Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (or any similar agency then having jurisdiction to enforce the Securities Act) promulgated thereunder.

“Subject Securities” means (a) Shares of the capital of the Company, Holdings, Parent or any Subsidiary of Parent or debt instruments convertible into such Shares or (b) Units that are equivalent or senior to the rights and preferences of the Class A Units or Class B Units or debt instruments convertible into Units that are equivalent or senior to the rights and preferences of the Class A Units or Class B Units.

“Shares” shall have the meaning set forth in the Stockholders Agreement.

“Stockholders Agreement” shall have the meaning set forth in the Recitals.

“Subscription Election” shall have the meaning set forth in Section 2.4.

“Subsidiary” shall have the meaning set forth in the LLC Agreement.

“Ten Day Period” shall have the meaning set forth in Section 2.4.

“Units” shall have the meaning set forth in the LLC Agreement.

1.2                                 Usage Generally.  The definitions in this Article I shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  All references herein to Articles, Sections and Schedules shall be deemed to be references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require.  All Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein and, unless otherwise defined therein, all terms used in any Schedule shall have the meaning ascribed to such term in this Agreement.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein shall mean such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

ARTICLE II

PREEMPTIVE RIGHTS

2.1                                 General.  None of the Company, Holdings, Parent or any Subsidiary of Parent shall issue any Subject Securities to the Class A Members except in accordance with this Article II.  For the avoidance of doubt, there shall be no restriction on the issuance of Subject Securities to any Person other than the Class A Members or of any other debt or equity securities to any Person, including the Class A Members; provided, however, that any such issuance of equity securities must (a) dilute the then existing Percentage Interest (as defined in the LLC Agreement) of the Class A Members and the Class B Members on the same basis and (b) dilute the then existing Shares held by Parent and the Management Stockholders (in their capacity as stockholders of Holdings) on the same basis.

2.2                                 Review of Financial Alternatives.  Prior to an issuance of Subject Securities to the Class A Members, the Issuing Party shall (a) review its and the Company’s available financing alternatives and the cost effectiveness thereof with a nationally recognized investment bank selected by the Parent, (b) determine, based upon the reasonable judgment of the Board of Directors or the Management Committee of the Issuing Party, as applicable, and, if the Chairman is not a member of the Board of Directors or the Management Committee of such Issuing Party, in consultation with the

Chairman, that such Subject Securities are the most favorable (from the Issuing Party’s point of view) source of financing readily available to the Issuing Party, taking into account the needs of such Issuing Party, the facts and circumstances as of such time and the likely terms of alternative financing, and (c) obtain, at the Company’s sole expense, an opinion from such investment bank that such Subject Securities are fair, from a financial point of view, to the Issuing Party.

2.3                                 Notice of Proposed Issuance.  Prior to an issuance of Subject Securities to the Class A Members, the Issuing Party shall provide written notice to the Management Stockholders (the “Notice of Proposed Issuance”) specifying the aggregate principal amount of such Subject Securities and the principal terms thereof, and stating that the Management Stockholders shall have the right to purchase a portion of such Subject Securities on the terms and conditions set forth in Sections 2.4 and 2.5.

2.4                                 Notice of Subscription Election.  Not later than ten (10) Business Days following delivery to the Management Stockholders of the Notice of Proposed Issuance (the “Ten Day Period”), the Management Stockholders shall have the right (but not the obligation) to deliver a notice to the Issuing Party pursuant to which the Management Stockholders elect to purchase a portion of such Subject Securities at the same price per Subject Security and upon the same terms and conditions specified in the Notice of Proposed Issuance (the “Subscription Election”).  The Subscription Election shall be irrevocable and must be received by the Issuing Party prior to the expiration of the Ten Day Period.  The failure of any of the Management Stockholders to deliver a Subscription Election within the Ten Day Period shall be deemed a waiver by such Management Stockholder of his or her right to purchase such Subject Securities.  If the Subject Securities are being offered as a part of an investment unit together with other instruments, any Subscription Election (or the absence of such an election) by each Management Stockholder to purchase such Subject Securities shall also constitute an election (or the waiver of such Management Stockholder’s right) to purchase a like portion of such other instruments.

2.5                                 Percentage Interest Purchase.  In connection with the Issuance of Subject Securities to the Class A Members, each Management Stockholder shall, pursuant to Section 2.4 and subject to delivery of a Subscription Election, have the right (but not the obligation) to purchase from the Issuing Party a percentage of such Subject Securities (based on the cash value of such Subject Securities on the date of its issuance) equal to such Management Stockholder’s Percentage Interest as of such time.  The portion of the Subject Securities to be purchased by the Management Stockholders pursuant to a Subscription Election shall reduce the amount of the Subject Securities to be purchased by the Class A Members (based on the cash value of such Subject Securities on their date of issuance).  Any such purchase by the Management Stockholders shall be consummated upon the later to occur of (x) forty-five (45) calendar days following delivery of the Notice of Proposed Issuance to the Management Stockholders and (y) the effective date of the issuance of such Subject Securities to the Class A Members.

ARTICLE III

MISCELLANEOUS

3.1                                 Notices.  Wherever provision is made in this Agreement for the giving of any notice, such notice shall be in writing and shall be delivered personally to such party, or sent by facsimile transmission or overnight courier:

(a)                                  if to Holdings:

Duane Reade Holdings, Inc.
c/o Oak Hill Capital Partners, L.P.
201 Main Street
Fort Worth, TX  76102
Facsimile:  (817) 339-7350
Attention:  Ray Pinson

with a copy to:

Oak Hill Capital Management, Inc.
Park Avenue Tower
65 East 55th Street, 36 Floor
New York, NY  10022
Facsimile:  (212) 758-3572
Attention:  John R. Monsky, Esq.

and

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY  10019-6064
Facsimile: (212) 757-3990
Attention:  Robert B. Schumer, Esq.

(b)                                 if to the Class A Members:

c/o Oak Hill Capital Partners, L.P.
201 Main Street
Fort Worth, TX  76102
Facsimile:  (817) 339-7350
Attention:  Ray Pinson

with a copy to:

Oak Hill Capital Management, Inc.
Park Avenue Tower
65 East 55th Street, 36 Floor
New York, NY  10022
Facsimile:  (212) 758-3572
Attention:  John R. Monsky, Esq.

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY  10019-6064
Facsimile: (212) 757-3990
Attention:  Robert B. Schumer, Esq.

(c)                                  if to the Chairman:

Anthony J. Cuti
c/o Duane Reade Inc.
440 Ninth Avenue, 6th Floor
New York, NY  10001
Facsimile:  (212) 244-6525

and

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY  10022-6069

Facsimile:  (212) 848-7179

Attention:  Kenneth J. Laverriere, Esq.

(d)                                 if to any other Management Stockholder, at its address as it appears on the record books of Holdings, with a copy to:

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY  10022-6069

Facsimile:  (212) 848-7179

Attention:  Kenneth J. Laverriere, Esq.

or to such other address, in any such case, as any party hereto shall have last designated by notice to the other party.  Notice shall be deemed to have been given on the day that it is so delivered personally or sent by facsimile transmission and the appropriate confirmation of successful transmission is received.  If sent by overnight courier, notice shall be deemed to have been given the next Business Day after such communication is sent to the specified address.  Any party may change its address for notices by giving written notice of such change to the other parties.

3.2                                 Entire Agreement.  This Agreement, together with the schedule hereto and documents incorporated by reference herein, constitutes the entire agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties with respect to the subject matter hereof.  Notwithstanding the foregoing, this Agreement shall in no way supersede the terms of the Employment Agreement (other than those contained in Exhibit III to the Employment Agreement) or interfere with any rights of the Chairman pursuant to the Employment Agreement (other than pursuant to Exhibit III to the Employment Agreement).  To the extent any of the rights and/or obligations herein are duplicative of any rights and/or obligations in the Stockholders Agreement or the LLC Agreement then this Agreement, the Stockholders Agreement and the LLC Agreement shall be interpreted and construed to eliminate any such duplication.

3.3                                 Amendment.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by (i) Holdings, (ii) Parent, (iii) the Class A Representative, (iv) the Chairman and (v) the Management Stockholders (including the Chairman) holding a majority of the voting power of the Shares held by the Management Stockholders.

3.4                                 No Waivers.  No delay on the part of any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any waiver, express or implied, by any party of any right hereunder or of any failure to perform or breach hereof by any other party constitute or be deemed a waiver of any other right hereunder or of any other failure to perform or breach hereof by the same or any other party, whether of a similar or dissimilar nature thereof.

3.5                                 Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

3.6                                 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; SELECTION OF FORUM.  EACH PARTY HERETO AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN (A) THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK, NEW YORK OR (B) IN THE EVENT THAT SUCH COURT LACKS JURISDICTION TO HEAR THE CLAIM, IN THE FEDERAL OR STATE COURTS LOCATED IN WILMINGTON, DELAWARE (ANY SUCH COURT, THE “CHOSEN COURT”) AND (I) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHOSEN COURTS, (II) WAIVES, TO THE EXTENT PERMITTED BY

APPLICABLE LAW ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN THE CHOSEN COURTS, (III) WAIVES ANY OBJECTION THAT ANY CHOSEN COURT IS AN INCONVENIENT FORUM OR DOES NOT HAVE JURISDICTION OVER ANY PARTY HERETO, (IV) IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A JURY TRIAL AND (V) AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF NOTICE IS GIVEN IN ACCORDANCE WITH SECTION 3.1 OF THIS AGREEMENT.

3.7                                 Further Assurances.  Each of the parties hereby agrees, at the request of any other party, to execute and deliver all such other and additional instruments and documents and to do such other acts and things as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.

3.8                                 Assignment of Contracts and Rights.  No party to this Agreement may assign any of its rights or remedies or delegate any of its obligations under this Agreement without the prior written consent of the Board of Directors or the Management Committee, as applicable.

3.9                                 No Third-Party Rights.  This Agreement is made solely and specifically between and for the benefit of the parties hereto, and their respective successors and assigns (subject to the express provisions hereof relating to successors and assigns), and is not intended to confer any benefits upon, or create any rights in favor of, any Person other than the parties hereto.

3.10                           Successors and Assigns.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, personal representatives, successors and permitted assignees under this Agreement.  Any Subsidiary of Parent shall automatically become a party to this Agreement.

3.11                           Severability.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall survive to the extent it is not so declared, and the validity, legality and enforceability of the other provisions hereof shall not in any way be affected or impaired thereby, unless such action would substantially impair the benefits to either party of the remaining provisions of this Agreement.

3.12                           Remedies Not Exclusive.  Except as otherwise provided herein, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every remedy under this Agreement now or hereafter existing at law or in equity or by statute.

3.13                           Representation by Counsel.  Each of the parties has been represented by and has had an opportunity to consult legal counsel in connection with the negotiation and execution of this Agreement.  No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by any court or arbitrator or any Governmental Authority by reason of such party having drafted or being deemed to have drafted such provision.

3.14                           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This Agreement shall be binding when one or more counterparts, individually or taken together, bear the signatures of each of the parties reflected herein as signatories.

3.15                           Table of Contents and Headings.  The table of contents and headings in this Agreement are solely for convenience of reference and shall not affect the interpretation or construction of any of the provisions hereof.

3.16                           Rules of Construction.  Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

3.17                           Term of Agreement.  This Agreement shall become effective upon the execution hereof and shall terminate upon the earlier of (a) the IPO Effectiveness Date or (b) the twentieth anniversary of the date hereof.

3.18                           Fees.  The Company agrees to pay the reasonable legal fees and related expenses incurred by the Management Stockholders through the date hereof in connection with the drafting, negotiation and execution of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Preemptive Rights Agreement on the date first written above.

OAK HILL CAPITAL PARTNERS, L.P.

By:	OHCP Gen Par, L.P., its General
Partner

By:	OHCP MPG, LLC, its General Partner

By:	/s/ Andrew J. Nathanson
	Name:	Andrew J. Nathanson
	Title:	Managing Partner

OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

By:	OHCP Gen Par, L.P., its General Partner

By:	OHCP MPG, LLC, its General Partner

By:	/s/ Andrew J. Nathanson
	Name:	Andrew J. Nathanson
	Title:	Managing Partner

OHCP DR CO-INVESTORS, LLC

By:	OHCP Gen Par, L.P., its Managing Member

By:	OHCP MPG, LLC, its General Partner

By:	/s/ Andrew J. Nathanson
	Name:	Andrew J. Nathanson
	Title:	Managing Partner

DUANE READE HOLDINGS, INC.

By:	/s/ Andrew J. Nathanson
	Name:	Andrew J. Nathanson
	Title:	Vice President

DUANE READE SHAREHOLDERS, LLC

By:	/s/ Andrew J. Nathanson
	Name:	Andrew J. Nathanson
	Title:	Vice President

DUANE READE INC.

By:	/s/ Michelle D. Bergman
Name:		Michelle D. Bergman
Title:		Vice President and Secretary

/s/ Anthony J. Cuti
Anthony J. Cuti

/s/ Gary Charboneau
Gary Charboneau

/s/ Timothy R. LaBeau
Timothy R. LaBeau

/s/ John K. Henry
John K. Henry

/s/ Jerry M. Ray
Jerry M. Ray

Schedule 1

Management Stockholders

1.                                       Anthony J. Cuti

2.                                       Gary Charboneau

3.                                       Timothy R. LaBeau

4.                                       John K. Henry

5.                                       Jerry M. Ray

1

Schedule 2

Phantom Stockholders

1.                                       Gary Charboneau

2.                                       Timothy R. LaBeau

3.                                       John K. Henry

4.                                       Jerry M. Ray

1

Table of Contents

ARTICLE I DEFINITIONS
	1.1	Definitions
	1.2	Usage Generally

ARTICLE II PREEMPTIVE RIGHTS
	2.1	General
	2.2	Review of Financial Alternatives
	2.3	Notice of Proposed Issuance
	2.4	Notice of Subscription Election
	2.5	Percentage Interest Purchase

ARTICLE III MISCELLANEOUS
	3.1	Notices
	3.2	Entire Agreement
	3.3	Amendment
	3.4	No Waivers
	3.5	Applicable Law
	3.6	SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; SELECTION OF FORUM
	3.7	Further Assurances
	3.8	Assignment of Contracts and Rights
	3.9	No Third-Party Rights
	3.10	Successors and Assigns
	3.11	Severability
	3.12	Remedies Not Exclusive
	3.13	Representation by Counsel
	3.14	Counterparts
	3.15	Table of Contents and Headings
	3.16	Rules of Construction
	3.17	Term of Agreement
3.18

Fees. The Company agrees to pay the reasonable legal fees and related expenses incurred by the Management Stockholders through the date hereof in connection with the drafting, negotiation and execution of this Agreement.

SCHEDULES
1	Schedule of Management Stockholders

2	Schedule of Phantom Stockholders

PREEMPTIVE RIGHTS AGREEMENT

by and among

OAK HILL CAPITAL PARTNERS, L.P.
OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.
OHCP DR CO-INVESTORS, LLC
DUANE READE HOLDINGS, INC.
DUANE READE SHAREHOLDERS, LLC
ANTHONY J. CUTI
AND
THE MANAGEMENT STOCKHOLDERS
LISTED HEREIN

Dated:  July 30, 2004